HOTCHKIS AND WILEY FUNDS
#77. O)  Transactions Subject to Rule 10f-3
FY 1999


BALANCED FUND

Name of Issuer:                     USEC Inc.
                                    ---------
Type of Security:                   Common Stock
Trade Date:                         7/22/98
Maturity Date:                      N/A
Interest Rate:                      N/A
Total Shares Purchased:             22,500
Total Purchase:                     $320,625
Aggregate shares of offering:       100,000,000
Aggregate value of offering:        $1,425,000,000
Securities acquired from:           Morgan Stanley
Underwriting Syndicate's Members:   Morgan Stanley
                                    Merrill Lynch & Co.
                                    M.R. Beal & Company
                                    Janney Montgomery Scott, Inc.
                                    Lehman Brothers
                                    Prudential Securities Incorporated
                                    Salomon Smith Barney

Name of Issuer:                     UnionBanCal Corp.
                                    -----------------
Type of Security:                   Common Stock
Trade Date:                         2/25/99
Maturity Date:                      N/A
Interest Rate:                      N/A
Total Shares Purchased:             5,400
Total Purchase:                     $162,000
Aggregate shares of offering:       25,000,000
Aggregate value of offering:        $750,000,000
Securities acquired from:           Morgan Stanley Dean Witter
Underwriting Syndicate's Members:   Morgan Stanley Dean Witter
                                    Lehman Brothers
                                    JP Morgan & Co.
                                    Salomon Smith Barney
                                    Merrrill Lynch, Pierce, Fenner & Smith, Inc.

TOTAL RETURN BOND FUND

Name of Issuer:                     Associates Corporation of North America
Type of Security:                   Senior Notes
Trade Date:                         10/27/98
Maturity Date:                      11/01/03
Interest Rate:                      5.75%
Total Shares Purchased:             $1,400,000
Total Purchase:                     $1,399,454
Aggregate shares of offering:       $2,300,000,000
Aggregate value of offering:        $2,299,103,000
Securities acquired from:           Bear Stearns & Co., Inc.
Underwriting Syndicate's Members:   Bear Stearns & Co., Inc.
                                    Warburg Dillon Read LLC
                                    Chase Securities, Inc.
                                    Lehman Brothers
                                    Merrill Lynch & Co.
                                    Morgan Stanley Dean Witter
                                    Salomon Smith Barney
                                    ABN AMRO
                                    Barclays Capital
                                    Commerzbank AG
                                    Credit Suisse First Boston Corp.
                                    Deutsche Bank Securities, Inc.
                                    Donaldson, Lufkin & Jenrette
                                    Dresdner Bank
                                    Goldman Sachs & Co.
                                    HSBC Securities
                                    Societe Generale
                                    Westdeutsche Landesbank Girozentra

Name of Issuer:                     Ford Motor Credit
                                    -----------------
Type of Security:                   Corporate Bond
Trade Date:                         1/06/99
Maturity Date:                      1/12/09
Interest Rate:                      5.80%
Total Shares Purchased:             $2,000,000
Total Purchase:                     $1,993,240
Aggregate shares of offering:       $2,800,000,000
Aggregate value of offering:        $2,790,536,000
Securities acquired from:           Bear Stearns & Co., Inc.
Underwriting Syndicate's Members:   Bear Stearns & Co., Inc.
                                    Lehman Brothers
                                    ABN AMRO
                                    Goldman Sachs & Co.
                                    Merrill Lynch & Co.
                                    Salomon Smith Barney
                                    Warburg Dillon Read LLC

Name of Issuer:                     Bombardier Capital Inc.
                                    -----------------------
Type of Security:                   Corporate Notes
Trade Date:                         1/22/99
Maturity Date:                      1/15/02
Interest Rate:                      6.00%
Total Shares Purchased:             $1,500,000
Total Purchase:                     $1,496,910
Aggregate shares of offering:       $500,000,000
Aggregate value of offering:        $498,970,000
Securities acquired from:           JP Morgan
Underwriting Syndicate's Members:   JP Morgan
                                    CIBC Oppenheimer
                                    Merrill Lynch & Co.

Name of Issuer:                     Household Finance Corp.
                                    -----------------------
Type of Security:                   Corporate Bonds
Trade Date:                         1/29/99
Maturity Date:                      2/01/09
Interest Rate:                      5.875%
Total Shares Purchased:             $1,925,000
Total Purchase:                     $1,914,124
Aggregate shares of offering:       $1,300,000,000
Aggregate value of offering:        $1,292,655,000
Securities acquired from:           Salomon Smith Barney
Underwriting Syndicate's Members:   Salomon Smith Barney
                                    Warburg Dillon Read LLC
                                    ABN AMRO
                                    Chase Manhattan International Ltd.
                                    Credit Suisse First Boston Ltd.
                                    JP Morgan Securities
                                    Merrill Lynch International Ltd.
                                    Morgan Stanley Dean Witter

Name of Issuer:                     BankAmerica Corp.
                                    -----------------
Type of Security:                   Corporate Bonds
Trade Date:                         2/02/99
Maturity Date:                      2/15/09
Interest Rate:                      5.875%
Total Shares Purchased:             $2,025,000
Total Purchase:                     $2,011,210
Aggregate shares of offering:       $1,500,000,000
Aggregate value of offering:        $1,489,785,000
Securities acquired from:           NationsBanc
Underwriting Syndicate's Members:   NationsBanc
                                    Salomon Smith Barney
                                    Merrill Lynch
                                    Lehman Brothers
                                    Bear Stearns and Co., Inc.
                                    Interstate/ Johnson Lane Corp.

Name of Issuer:                     Oakwood Home Corp.
                                    ------------------
Type of Security:                   Senior Notes
Trade Date:                         2/25/99
Maturity Date:                      3/01/04
Interest Rate:                      7.875%
Total Shares Purchased:             $1,000,000
Total Purchase:                     $997,280
Aggregate shares of offering:       $125,000,000
Aggregate value of offering:        $124,660,000
Securities acquired from:           NationsBanc
Underwriting Syndicate's Members:   NationsBanc
                                    First Union Capital Markets
                                    Merrill Lynch & Co.

Name of Issuer:                     Lucent Technology
                                    -----------------
Type of Security:                   Corporate Bonds
Trade Date:                         3/10/99
Maturity Date:                      3/15/29
Interest Rate:                      6.45%
Total Shares Purchased:             $2,600,000
Total Purchase:                     $2,585,986
Aggregate shares of offering:       $1,360,000,000
Aggregate value of offering:        $1,352,669,600
Securities acquired from:           Bear Stearns & Co.
Underwriting Syndicate's Members:   Bear Stearns & Co.
                                    Merrill Lynch & Co.
                                    ABN Amro
                                    Barclays Capital Markets
                                    Chase Manhattan International Ltd.
                                    Goldman Sachs & Co.
                                    JP Morgan & Co.
                                    Salomon Smith Barney

Name of Issuer:                     Hertz Corp.
                                    -----------
Type of Security:                   Corporate Bonds
Trade Date:                         3/16/99
Maturity Date:                      3/15/09
Interest Rate:                      6.25%
Total Shares Purchased:             $1,000,000
Total Purchase:                     $992,040
Aggregate shares of offering:       $300,000,000
Aggregate value of offering:        $297,612,000
Securities acquired from:           Chase Securities
Underwriting Syndicate's Members:   Chase Securities
                                    Goldman Sachs & Co.
                                    JP Morgan & Co.
                                    Lehman Brothers
                                    Merrill Lynch & Co.

Name of Issuer:                     AT&T Corp.
                                    ----------
Type of Security:                   Corporate Bonds
Trade Date:                         3/23/99
Maturity Date:                      3/15/09
Interest Rate:                      6.00%
Total Shares Purchased:             $2,250,000
Total Purchase:                     $2,244,713
Aggregate shares of offering:       $3,000,000,000
Aggregate value of offering:        $2,992,950,000
Securities acquired from:           NationsBanc Montgomery Securities LLC
Underwriting Syndicate's Members:   Merrill Lynch & Co.
                                    Salomon Smith Barney
                                    BNY Capital Markets, Inc.
                                    Chase Securities
                                    Deutsche Bank
                                    First Chicago Capital Markets, Inc.
                                    Lehman Brothers
                                    JP Morgan & Co.
                                    NationsBanc Montgomery Securities LLC

Name of Issuer:                     Vulcan Materials Co.
                                    --------------------
Type of Security:                   Corporate Bonds
Trade Date:                         4/07/99
Maturity Date:                      4/01/09
Interest Rate:                      6.00%
Total Shares Purchased:             $1,150,000
Total Purchase:                     $1,143,054
Aggregate shares of offering:       $250,000,000
Aggregate value of offering:        $248,490,000
Securities acquired from:           Goldman Sachs & Co.
Underwriting Syndicate's Members:   Goldman Sachs & Co.
                                    Merrill Lynch & Co.
                                    Morgan Stanley Dean Witter
                                    Credit Suisse First Boston

Name of Issuer:                     Conoco Inc.
                                    -----------
Type of Security:                   Corporate Bond
Trade Date:                         4/15/99
Maturity Date:                      4/15/29
Interest Rate:                      6.95%
Total Shares Purchased:             $1,000,000
Total Purchase:                     $1,000,000
Aggregate shares of offering:       $1,900,000,000
Aggregate value of offering:        $1,900,000,000
Securities acquired from:           Salomon Smith Barney
Underwriting Syndicate's Members:   Salomon Smith Barney
                                    Credit Suisse First Boston
                                    Chase Securities
                                    Goldman Sachs & Co.
                                    Merrill Lynch & Co.
                                    Lehman Brothers

Name of Issuer:                     Conoco Inc.
                                    -----------
Type of Security:                   Senior Note
Trade Date:                         4/15/99
Maturity Date:                      4/15/04
Interest Rate:                      5.90%
Total Shares Purchased:             $525,000
Total Purchase:                     $524,244
Aggregate shares of offering:       $1,350,000,000
Aggregate value of offering:        $1,348,056,000
Securities acquired from:           Credit Suisse First Boston
Underwriting Syndicate's Members:   Credit Suisse First Boston
                                    Salomon Smith Barney
                                    Chase Securities
                                    Goldman Sachs & Co.
                                    Merrill Lynch & Co.
                                    Morgan Stanley Dean Witter

Name of Issuer:                     Countrywide Home Loan
                                    ---------------------
Type of Security:                   Notes
Trade Date:                         6/16/99
Maturity Date:                      6/15/04
Interest Rate:                      6.85%
Total Shares Purchased:             $1,700,000
Total Purchase:                     $1,698,912
Aggregate shares of offering:       $750,000,000
Aggregate value of offering:        $749,520,000
Securities acquired from:           Chase Securities
Underwriting Syndicate's Members:   Chase Securities
                                    Merrill Lynch & Co.
                                    Countrywide Securities
                                    JP Morgan Securities

LOW DURATION FUND

Name of Issuer:                     Associates Corporation of North America
Type of Security:                   Senior Notes
Trade Date:                         10/27/98
Maturity Date:                      11/01/03
Interest Rate:                      5.75%
Total Shares Purchased:             $1,150,000
Total Purchase:                     $1,149,552
Aggregate shares of offering:       $2,300,000,000
Aggregate value of offering:        $2,299,103,000
Securities acquired from:           Bear Stearns & Co., Inc.
Underwriting Syndicate's Members:   Bear Stearns & Co., Inc.
                                    Warburg Dillon Read LLC
                                    Chase Securities, Inc.
                                    Lehman Brothers
                                    Merrill Lynch & Co.
                                    Morgan Stanley Dean Witter
                                    Salomon Smith Barney
                                    ABN AMRO
                                    Barclays Capital
                                    Commerzbank AG
                                    Credit Suisse First Boston Corp.
                                    Deutsche Bank Securities, Inc.
                                    Donaldson, Lufkin & Jenrette
                                    Dresdner Bank
                                    Goldman Sachs & Co.
                                    HSBC Securities
                                    Societe Generale
                                    Westdeutsche Landesbank Girozentra

Name of Issuer:                     Bombardier Capital Inc.
                                    -----------------------
Type of Security:                   Corporate Notes
Trade Date:                         1/22/99
Maturity Date:                      1/15/02
Interest Rate:                      6.00%
Total Shares Purchased:             $6,725,000
Total Purchase:                     $6,711,147
Aggregate shares of offering:       $500,000,000
Aggregate value of offering:        $498,970,000
Securities acquired from:           JP Morgan
Underwriting Syndicate's Members:   JP Morgan
                                    CIBC Oppenheimer
                                    Merrill Lynch & Co.

Name of Issuer:                     Oakwood Home Corp.
                                    ------------------
Type of Security:                   Senior Notes
Trade Date:                         2/25/99
Maturity Date:                      3/01/04
Interest Rate:                      7.875%
Total Shares Purchased:             $2,975,000
Total Purchase:                     $2,966,908
Aggregate shares of offering:       $125,000,000
Aggregate value of offering:        $124,660,000
Securities acquired from:           NationsBanc
Underwriting Syndicate's Members:   NationsBanc
                                    First Union Capital Markets
                                    Merrill Lynch & Co.

Name of Issuer:                     AT&T Corp.
                                    ----------
Type of Security:                   Corporate Bonds
Trade Date:                         3/23/99
Maturity Date:                      3/15/04
Interest Rate:                      5.625%
Total Shares Purchased:             $4,300,000
Total Purchase:                     $4,279,876
Aggregate shares of offering:       $2,000,000,000
Aggregate value of offering:        $1,990,640,000
Securities acquired from:           NationsBanc Montgomery Securities LLC
Underwriting Syndicate's Members:   Merrill Lynch & Co.
                                    Salomon Smith Barney
                                    BNY Capital Markets, Inc.
                                    Chase Securities
                                    Deutsche Bank
                                    First Chicago Capital Markets, Inc.
                                    Lehman Brothers
                                    JP Morgan & Co.
                                    NationsBanc Montgomery Securities LLC

EQUITY INCOME FUND

Name of Issuer:                     USEC Inc.
                                    ---------
Type of Security:                   Common Stock
Trade Date:                         7/22/98
Maturity Date:                      N/A
Interest Rate:                      N/A
Total Shares Purchased:             86,800
Total Purchase:                     $1,236,900
Aggregate shares of offering:       100,000,000
Aggregate value of offering:        $1,425,000,000
Securities acquired from:           Morgan Stanley
Underwriting Syndicate's Members:   Morgan Stanley
                                    Merrill Lynch & Co.
                                    M.R. Beal & Company
                                    Janney Montgomery Scott, Inc.
                                    Lehman Brothers
                                    Prudential Securities Incorporated
                                    Salomon Smith Barney

Name of Issuer:                     UnionBanCal Corp.
                                    -----------------
Type of Security:                   Common Stock
Trade Date:                         2/25/99
Maturity Date:                      N/A
Interest Rate:                      N/A
Total Shares Purchased:             17,300
Total Purchase:                     $519,000
Aggregate shares of offering:       25,000,000
Aggregate value of offering:        $750,000,000
Securities acquired from:           Morgan Stanley Dean Witter
Underwriting Syndicate's Members:   Morgan Stanley Dean Witter
                                    Lehman Brothers
                                    JP Morgan & Co.
                                    Salomon Smith Barney
                                    Merrill Lynch, Pierce, Fenner & Smith, Inc.

MID-CAP FUND

Name of Issuer:                     USEC Inc.
                                    ---------
Type of Security:                   Common Stock
Trade Date:                         7/22/98
Maturity Date:                      N/A
Interest Rate:                      N/A
Total Shares Purchased:             8,800
Total Purchase:                     $125,400
Aggregate shares of offering:       100,000,000
Aggregate value of offering:        $1,425,000,000
Securities acquired from:           Morgan Stanley
Underwriting Syndicate's Members:   Morgan Stanley
                                    Merrill Lynch & Co.
                                    M.R. Beal & Company
                                    Janney Montgomery Scott, Inc.
                                    Lehman Brothers
                                    Prudential Securities Incorporated
                                    Salomon Smith Barney

Name of Issuer:                     UnionBanCal Corp.
                                    -----------------
Type of Security:                   Common Stock
Trade Date:                         2/25/99
Maturity Date:                      N/A
Interest Rate:                      N/A
Total Shares Purchased:             8,300
Total Purchase:                     $268,550
Aggregate shares of offering:       25,000,000
Aggregate value of offering:        $750,000,000
Securities acquired from:           Morgan Stanley Dean Witter
Underwriting Syndicate's Members:   Morgan Stanley Dean Witter
                                    Lehman Brothers
                                    JP Morgan & Co.
                                    Salomon Smith Barney
                                    Merrill Lynch, Pierce, Fenner & Smith, Inc.

Name of Issuer:                     DLJ Direct
                                    ----------
Type of Security:                   Common Stock
Trade Date:                         5/25/99
Maturity Date:                      N/A
Interest Rate:                      N/A
Total Shares Purchased:             200
Total Purchase:                     $4,000
Aggregate shares of offering:       16,000,000
Aggregate value of offering:        $320,000,000
Securities acquired from:           Donald, Lufkin & Jenrette
Underwriting Syndicate's Members:   Donald, Lufkin & Jenrette
                                    BT Alex Brown
                                    Goldman Sachs & Co.
                                    Merrill Lynch & Co.
                                    Morgan Stanley Dean Witter
                                    Salomon Smith Barney

INSURANCE FUND

Name of Issuer:                     USEC Inc.
                                    ---------
Type of Security:                   Common Stock
Trade Date:                         7/22/98
Maturity Date:                      N/A
Interest Rate:                      N/A
Total Shares Purchased:             20,300
Total Purchase:                     $289,275
Aggregate shares of offering:       100,000,000
Aggregate value of offering:        $1,425,000,000
Securities acquired from:           Morgan Stanley
Underwriting Syndicate's Members:   Morgan Stanley
                                    Merrill Lynch & Co.
                                    M.R. Beal & Company
                                    Janney Montgomery Scott, Inc.
                                    Lehman Brothers
                                    Prudential Securities Incorporated
                                    Salomon Smith Barney

Name of Issuer:                     UnionBanCal Corp.
                                    -----------------
Type of Security:                   Common Stock
Trade Date:                         2/25/99
Maturity Date:                      N/A
Interest Rate:                      N/A
Total Shares Purchased:             5,000
Total Purchase:                     $150,000
Aggregate shares of offering:       25,000,000
Aggregate value of offering:        $750,000,000
Securities acquired from:           Morgan Stanley Dean Witter
Underwriting Syndicate's Members:   Morgan Stanley Dean Witter
                                    Lehman Brothers
                                    JP Morgan & Co.
                                    Salomon Smith Barney
                                    Merrill Lynch, Pierce, Fenner & Smith, Inc.

INTERNATIONAL FUND

Name of Issuer:                     Sonera
                                    ------
Type of Security:                   Common Stock
Trade Date:                         11/10/98
Maturity Date:                      N/A
Interest Rate:                      N/A
Total Shares Purchased:             126,126
Total Purchase:                     5,675,670 FIM
Aggregate shares of offering:       100,150,000
Aggregate value of offering:        4,506,750,000 FIM
Securities acquired from:           Dresdner Kleinwort Benson Inc.
Underwriting Syndicate's Members:   Merrill Lynch International
                                    Merita Corporate Finance
                                    Credit Suisse First Boston
                                    Dresdner Kleinwort Benson
                                    Goldman Sachs International
                                    Alfred Berg ABN AMRO
                                    Cazenove & Co.
                                    Credit Agricole Indosuez
                                    Deutsche Bank

Name of Issuer:                     Geberit
                                    -------
Type of Security:                   Common Stock
Trade Date:                         6/22/99
Maturity Date:                      N/A
Interest Rate:                      N/A
Total Shares Purchased:             78,877
Total Purchase:                     26,029,410 CHF
Aggregate shares of offering:       2,850,000
Aggregate value of offering:        940,500,000 CHF
Securities acquired from:           Credit Suisse First Boston
Underwriting Syndicate's Members:   Credit Suisse First Boston
                                    Deutsche Bank
                                    Merrill Lynch International

GLOBAL FUND

Name of Issuer:                     Sonera
                                    ------
Type of Security:                   Common Stock
Trade Date:                         11/10/98
Maturity Date:                      N/A
Interest Rate:                      N/A
Total Shares Purchased:             614
Total Purchase:                     27,630 FIM
Aggregate shares of offering:       100,150,000
Aggregate value of offering:        4,506,750,000 FIM
Securities acquired from:           Dresdner Kleinwort Benson Inc.
Underwriting Syndicate's Members:   Merrill Lynch International
                                    Merita Corporate Finance
                                    Credit Suisse First Boston
                                    Dresdner Kleinwort Benson
                                    Goldman Sachs International
                                    Alfred Berg ABN AMRO
                                    Cazenove & Co.
                                    Credit Agricole Indosuez
                                    Deutsche Bank

Name of Issuer:                     Geberit
                                    -------
Type of Security:                   Common Stock
Trade Date:                         6/22/99
Maturity Date:                      N/A
Interest Rate:                      N/A
Total Shares Purchased:             451
Total Purchase:                     148,830
Aggregate shares of offering:       2,850,000
Aggregate value of offering:        940,500,000 CHF
Securities acquired from:           Credit Suisse First Boston
Underwriting Syndicate's Members:   Credit Suisse First Boston
                                    Deutsche Bank
                                    Merrill Lynch International